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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported): December 19, 2002


                            COLE NATIONAL GROUP, INC.
             (Exact Name of Registrant as Specified in its Charter)


          DELAWARE                        33-66342              34-1744334
(State or Other Jurisdiction            (Commission            (IRS Employer
      of Incorporation)                 File Number)        Identification No.)


5915 LANDERBROOK DRIVE
MAYFIELD HEIGHTS, OHIO                                            44124
(Address of Principal Executive Offices)                        (Zip Code)

Registrant's telephone number, including area code:           (440) 449-4100



                                 Not Applicable
         (Former name or former address, if changed since last report.)


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ITEM 5.  OTHER EVENTS.

         On December 19, 2002, Cole National Corporation, the parent company of Cole National Group, Inc. (the "Company"), issued a press release, announcing that it has amended covenants in its agreement with the bank lenders for its $75 million credit facility to accommodate anticipated changes in the accounting treatment for the sale of certain optical warranties and the auditing costs associated with restating the Company's financial statements.

         The complete press release is attached as Exhibit 99.1 hereto.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   COLE NATIONAL GROUP, INC.

                                   By: /s/Lawrence E. Hyatt
                                       --------------------
                                       Name:  Lawrence E. Hyatt
                                       Title: Executive Vice President and
                                       Chief Financial Officer

Date:  December 19, 2002



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                                  EXHIBIT INDEX

         EXHIBIT
         NUMBER     DESCRIPTION
         -------    --------------------

         99.1       Cole National Corporation's press release, dated
                    December 19, 2002.



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